Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended and restated Report of China North East Petroleum Holdings Limited (the "Company") on Form 10-Q/A for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jingfu Li, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The amended and restated Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the amended and restated Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2010

/s/ Jingfu Li
Jingfu Li, Principal Executive Officer and Principal Financial Officer